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                                                                   Exhibit 10.55

                          1993 NON-EMPLOYEE DIRECTORS'
                              STOCK OPTION PLAN OF
                         MICHAEL ANTHONY JEWELERS, INC.

         1. PURPOSE OF THE PLAN. This 1993 Non-Employee Directors' Stock Option Plan of Michael Anthony Jewelers, Inc. adopted on this 22nd day of April 1993, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

         2. DEFINITIONS.

         When used herein, the following terms shall have the meaning set forth below:

                    2.1 "BOARD" means the Board of Directors of Michael Anthony Jewelers, Inc.

                  2.2 "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

                           (a) any "person" (as defined in Section 13(d) and
                  14(d) of the


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                  Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or by reason of the new issuance of securities directly by the Company; or

                           (b) during any period of two (2) consecutive years
                  (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Continuing Directors; or

                           (c) (i) the stockholders of the Company approve a
                  merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding


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                  immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  2.3 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

                  2.4 "COMMITTEE" means the Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3 and in the Plan.

                  2.5 "COMPANY" means Michael Anthony Jewelers, Inc.

                  2.6 "CONTINUING DIRECTORS" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.


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                  2.7 "DIRECTORS" means directors who serve on the Board and who are not officers or key employees of the Company or any of its Subsidiaries.

                  2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                  2.9 "EXCHANGE ACT" means the Securities Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

                  2.10 "FAIR MARKET VALUE" means with respect to the Shares, the closing price of the Shares on the American Stock Exchange or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there



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         were no sales on such date); provided further, however, if no sales have occurred in the over-the-counter market during the three week period preceding the date on which the value is to be determined, Fair Market Value means the average of the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market for the three (3) month period ending on the last business day prior to the date on which the value is to be determined; provided further, however, if the Shares are reported in the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing price shall be substituted above for the mean of the high and low bid and asked prices.

                  2.11 "OPTION" means the right to purchase the number of Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

                  2.12 "OPTION AGREEMENT" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

                  2.13 "PLAN" means the 1993 Non-Employee Directors' Stock Option Plan of Michael Anthony Jewelers, Inc.

                  2.14 "REGULATION T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.


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                  2.15 "RULE 16B-3" means Rule 16b-3 of the General Rules and
         Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

                  2.16 "SHARES" means shares of the Company's $.001 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

                  2.17 "SUBSIDIARY" OR "SUBSIDIARIES" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessions fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.18 "SUCCESSOR" means the legal representative of the estate of a deceased Director or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director.

                  2.19 "TERM" means the period during which a particular Option may be exercised.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of Two Hundred Fifty Thousand (250,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall



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have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested directors as defined in Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.


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         5. GRANT OF OPTIONS.

                  5.1 EXISTING DIRECTORS. Each Director who is a Director on the date the Plan is approved by the Board shall be granted an Option on such date to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee. On each anniversary date of such date, each such Director who is still a Director on such anniversary date shall be granted an Option to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee.

                  5.2 FUTURE DIRECTORS. Each Director who joins the Board after the date the Plan is approved by the Board shall be granted an Option on the first day of his initial term on the Board to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee. On each anniversary date of the date the Plan is approved by the Board following the date the Director joined the Board (which first anniversary date is at least twelve (12) months following the initial grant date for such Director pursuant to this Section 5.2), each such Director who is still a Director on such anniversary date shall be granted an Option to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee.

                  5.3 LIMITATIONS. Notwithstanding anything to the contrary herein, no Director shall receive Options to acquire more than One Hundred Thousand (100,000) Shares. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining Shares available under the Plan; provided


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         further, however, that if such proration results in fractional Shares, then such Option shall be rounded down to the nearest number of whole Shares.

         6. BASIC STOCK OPTION PROVISIONS.

                  6.1 OPTION PRICE. The option price per share of any Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

                  6.2 TERMS OF OPTIONS.

                           (a) Options granted hereunder shall be exercisable
                  for a Term of five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided, and

                           (b) Except as otherwise provided in the Plan, prior
                  to its expiration or termination, any Option granted hereunder may be exercised within the following time limitations:

                           (i) After one (1) year from the date of grant, it may
                  be exercised as to not more than 34% of the Shares originally subject to the Option.

                           (ii) After two (2) years from the date of grant, it
                  may be exercised as to not more than an aggregate of 67% of the Shares originally subject to the Option.

                           (iii) After three (3) years from the date of grant,
                  it may be exercised as to any part or all of the Shares originally subject to the Option.


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         6.3 TERMINATION OF DIRECTORSHIP. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then (a) an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the termination of his or her directorship) at any time within three (3) months after he or she ceases to be a member of the Board, but not beyond the Term of the Option and (b) the portion of the Option that has not vested as of the date the Director ceases to be a member of the Board shall automatically terminate.

         6.4 DEATH OR DISABILITY OF DIRECTOR. If a Director dies or becomes disabled while he or she is a member of the Board, an Option may be exercised in full, by his or her Successor in the event of death, or by him or her or his or her personal representative, as the case may be, in the event of disability, at any time within six (6) months after he or she ceases to be a member of the Board on account of such death or disability, but not beyond the Term of the Option. If a Director shall die within three (3) months after the date he or she ceases to be a member of the Board, an Option may be exercised (to the extent the Director shall have been entitled to do so at the time of his or her death), by his or her Successor, at any time within six (6) months after his or her death, but not beyond the Term of the Option, or before the approval of the Plan by the Company's stockholders.

         7. EXERCISE OF RIGHTS UNDER AWARDS.

                  7.1 NOTICE OF EXERCISE. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the


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         purchase price of any Shares to be purchased, which payment shall be made in cash or by certificates of Shares held for more than six (6) months duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices of requests provided for herein shall be delivered to the Company's Chairman of the Board, or such other person as the Committee may designate. No fractional Shares shall be issued.

                  7.2 CASHLESS EXERCISE PROCEDURES. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

         8. RIGHTS OF OPTION HOLDER. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his or her Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and if the payment in full of the purchase price therefor.


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         9. NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but not need, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.



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         11. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein or in any Option Agreement, in the case of a Change in Control, each Option granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, and an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on exercise of an Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

         12. FORMS OF OPTIONS. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by an Director, the Company's Chairman of the Board or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

         13. TAXES.

                  13.1 RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option under the Plan to pay the Company the amount of any taxes which the Company is



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         or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Director.

                  13.2 DIRECTOR ELECTION TO WITHHOLD SHARES. A Director may satisfy the withholding tax liability, if any, with respect to the exercise of an Option, by having the Company withhold Shares otherwise issuable upon exercise of the Option if such Director makes an election to do so which satisfies the requirements of Rule 16b-3.

         14. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Option shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

         15. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Rule 16b-3 would be required. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code, ERISA or Rule 16b-3. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment



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of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

         16. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to an Option exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant thereto.

         17. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         18. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares either (i) represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board or (ii) obtained by a written consent in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options made under it shall be void and of no force and effect. In aid of this provision, any Option granted prior



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to the approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

         19. OTHER PROVISIONS. As used in the Plan, and in Option Agreement and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreement and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         20. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.



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